UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 8, 2014

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-32185	36-3953261
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2901 Butterfield Road

Oak Brook, Illinois 60523
(Address of Principal Executive Offices)

(630) 218-8000
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On August 8, 2014, Inland Real Estate Corporation (NYSE: IRC) (the “Company”) announced that its board of directors has appointed Meredith Wise Mendes to join the Company’s board as a director. The board has determined that Ms. Mendes qualifies as an independent director under the New York Stock Exchange listing standards and the Company’s bylaws. A copy of the press release announcing the appointment of Ms. Mendes is attached to this Current Report on Form 8-K as Exhibit 99.1.
As a non-employee director, Ms. Mendes will receive the same compensation and benefit opportunities as other non-employee directors, which opportunities are described under “Director Compensation” in the Company’s Definitive Annual Meeting Proxy Statement filed with the SEC on April 30, 2014. Each director is paid an annual fee equal to $45,000, plus $1,200 for each meeting of the board or any committee attended in person and $1,000 for each meeting attended via telephone. Each non-employee director is also annually granted shares of restricted stock with a value of $60,000, subject to ratable vesting over a three-year period. The Company has adopted a minimum stock ownership policy that will apply to Ms. Mendes which provides that each non-employee director of the Company must, within four years of becoming a director and thereafter for the duration of his or her membership on the board, accumulate and hold an amount of shares of the Company’s common stock that is not less in value than $240,000.
Other than the aforementioned director compensation arrangements, there is not any arrangement or understanding between Ms. Mendes and any other person pursuant to which she was selected as a director of the Company.
Since the beginning of the last fiscal year, the Company has not been, and is not currently proposed to be, a participant in any related party transaction with Ms. Mendes that would require disclosure under Item 404(a) of Regulation S-K.
Item 9.01. Financial Statements and Exhibits.

(a)    Financial Statements of Businesses Acquired:  N/A

(b)    Pro Forma Financial Information:  N/A

(c)    Shell Company Transactions: N/A

(d)    Exhibits:

Exhibit No.	Description
99.1	News release of Inland Real Estate Corporation dated August 8, 2014, regarding appointment of Meredith Mendes to board of directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND REAL ESTATE CORPORATION

Date: August 8, 2014	By:	/s/ Mark E. Zalatoris
	Name:	Mark E. Zalatoris
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	News release of Inland Real Estate Corporation dated August 8, 2014, regarding appointment of Meredith Mendes to board of directors.